                                                                  EXHIBIT 10.40a


                                   EXHIBIT A
                                   ---------

                               FORM OF DEBENTURE

                                                            Debenture No. ______

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION UNDER SUCH SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT THE SALE OR TRANSFER IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

                       ANCHOR PACIFIC UNDERWRITERS, INC.

            10% Convertible Senior Subordinated Debenture, Series E
                   (convertible into shares of common stock)

$_________                                                   Concord, California
                                                            ____________, ______

          ANCHOR PACIFIC UNDERWRITERS, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to Ward North America Holding, Inc. a California corporation, or such other person in whose name this Debenture is registered on the Debenture Register (as that term is defined below) (the "Holder"), the principal amount of _________ _______________ Dollars ($___________), with simple interest on the unpaid balance of such principal amount at the rate of ten percent (10%) per annum (or the maximum rate permitted by law, whichever is less) from the date of this Debenture. Interest on the outstanding principal balance shall be computed on the basis of a 360 day year of twelve 30-day months and shall be paid to the Holder on ___________, ____, ___________, ____ and ________, ____ (each, an "Interest Payment Date"). Each
Debenture delivered upon registration of transfer or in exchange for or in lieu of this Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by this Debenture. This Debenture shall be superior to all other debentures of the Company, including without limitation those Series A, B, C and D debentures in the aggregate principal amount of $554,000, and shall constitute "Senior Debt" for purposes of such debentures.

          The full principal amount of this Debenture, plus interest, will be due and payable on ____________, _____ (the "Maturity Date"). Payment of interest and principal shall be made in lawful money of the United States of America by wire transfer to an account designated by the Holder appearing on the Debenture Register.


          This Debenture is a duly authorized Debenture of the Company, Series E, limited to the aggregate principal amount of $__________.

     1.   Representations, Warranties and Covenants.
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          1.1  Organization, Good Standing and Qualification.  The Company is a
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corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          1.2  Valid Issuance of Debentures and Shares.  The Debenture, when
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issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and based in part upon the representations of the Holder contained in the Subscription Agreement pursuant to which this Debenture is being issued, will be issued in compliance with all applicable federal and state securities laws. The shares of the Company's Common Stock, $.02 par value per share, issuable upon conversion of the Debentures (the "Shares") have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of this Debenture, shall be duly and validly issued, fully paid and nonassessable.

          1.3  Compliance with Other Instruments. The Company is not in
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violation of or default under any provisions of its Certificate of Incorporation or Bylaws as amended and in effect on and as of the date of this Debenture or of any material provision of any instrument or contract to which it is a party or by which it is bound or, to its knowledge, of any material provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company. Neither the execution, delivery and issuance of this Debenture, nor the issuance of the Shares upon conversion thereof, will result in: (a) any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any such provision, instrument or contract; or (b) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

          1.4  SEC Filings. The Company's Annual Report on Form 10-K for the
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fiscal year ended December 31, 1998 filed with the Securities and Exchange commission (the "SEC") on March 3, 1999, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, June 30, 1999 and September 30, 1999, including all exhibits to such filings (collectively, the "SEC Filings") as of the respective dates of filing, were accurate and complete in all material respects and complied in all material respects with the rules, regulations and interpretations of the SEC.

          1.5  Full Disclosure. The Company has provided Holder with all the
               ---------------
information that Holder has requested for deciding whether to purchase the Shares. Neither this Agreement nor the representations and warranties contained herein, nor any other written statements or certificates made or delivered in connection herewith, when read together, contains any untrue statement of a material facts or omits to state a material fact necessary to make the statements herein or therein not misleading.

     2.   Subordination.
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          2.1  Subordination.  The indebtedness evidenced by this Debenture is
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subordinate and junior in right of payment to all Senior Debt (as such term is defined below) to the extent provided herein, and the Holder, by such Holder's acceptance hereof, agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt.

          2.2  Senior Debt Defined.  As used herein, the term "Senior Debt"
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shall mean the following whether now outstanding or subsequently incurred, assumed or created: (a) all indebtedness (whether or not secured) of the Company or its subsidiaries to banks, insurance companies or other financial institutions regularly engaged in the business of lending money; (b) such other indebtedness of the Company or its subsidiaries issued prior to the date of this Debenture, to the extent that the instrument creating or evidencing such indebtedness provides that it shall constitute Senior Debt; (c) any indebtedness issued in exchange for such Senior Debt, or any indebtedness arising from the satisfaction of such Senior Debt by a guarantor; and (d) any deferrals, renewals, or extensions of any such Senior Debt. Senior Debt shall not include any of the Company's debentures, whether Series A, B, C, D or otherwise.

          2.3  Default on Senior Debt.  If the Company shall default in the
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payment of any principal of or interest on any Senior Debt when the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Debt or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of or interest on this Debenture, or in respect of any redemption, repayment, retirement, purchase or other acquisition of this Debenture.

          2.4  Prior Payment of Senior Debt.
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               (a) In the event of: (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company; (ii) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings;
(iii) any assignment by the Company for the benefit of creditors; or (iv) any other marshalling of the assets of the Company, all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder on account of the principal or interest on this Debenture. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by this Debenture, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of this Debenture shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holder of this Debenture, together with the holders of any obligations of the Company ranking on a parity with this Debenture, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest on this Debenture and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to this Debenture and such other obligations.

               (b) In the event that, notwithstanding the foregoing, any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by this Debenture, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of any such Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

          2.5  No Impairment of Rights. Nothing contained herein shall impair,
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as between the Company and the Holder, the obligation of the Company to pay such Holder the principal of and interest on this Debenture or prevent such Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon an Event of Default (as defined below) hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the Holder of this Debenture.

          2.6  Subrogation. Upon the payment in full of all Senior Debt, the
               -----------
Holders of the Debentures, together with all other subordinated debt of the Company ranking on a parity therewith, shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the indebtedness evidenced by the Debentures shall have been paid in full, and such payments or distributions received by the Holders thereof, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and such Holders on the other hand, be deemed to be a payment by the Company on account of Senior Debt and not on account of the Debentures.

          2.7  No Impairment of Security Interest. The provisions of this
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Debenture shall not impair any rights, remedies or powers of any secured creditor of the Company in respect of any security interest. The securing of any obligations of the Company otherwise ranking on a parity with the Debentures or ranking junior to such Debentures shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with such Debentures or ranking junior to such Debentures.

          2.8  Amendment of Subordination Provisions. No modification or
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amendment of the subordination provisions contained in Section 2 hereof in a manner adverse to the holders of Senior Debt may be made without the consent of all holders of Senior Debt.

          2.9  Undertaking. By its acceptance of this Debenture, the Holder
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agrees to execute and deliver such documents as may be reasonably requested from time to time by the Company or the lender of any Senior Debt in order to implement the foregoing provisions of Section 2 hereof.

     3.   Restrictions on Issuance of Additional Debt. Except for amendments to
          -------------------------------------------
and refinancings of Senior Debt existing as of the date hereof, the Company shall not create, assume or incur any additional indebtedness ranking on par with, or senior to, this Debenture without the prior written consent of the Holder with respect thereto.

     4.   Default.
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          4.1  Event of Default. Each of the following events shall be an Event
               ----------------
of Default hereunder:

               (a) Default in the payment of any interest on this Debenture when due, continued for two (2) business days.

               (b)  Default in the payment of the principal on the Maturity
Date.

               (c) Material default in the performance of any of the covenants or agreements of the Company contained in this Debenture continued for thirty
(30) days after notice thereof (provided, however, that if the default cannot reasonably be corrected within such period, there shall be no event of default if corrective action is instituted promptly and is pursued diligently until the default is corrected).

               (d) If a petition in involuntary bankruptcy is filed against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under the law of any jurisdiction, whether now or hereafter in effect, and is not stayed or dismissed within thirty (30) days after such filing, or if the Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, or commence voluntary or involuntary dissolution proceedings.

               (e) Default under Senior Debt that gives the holder thereof the right to accelerate such Senior Debt, and such Senior Debt is in fact accelerated by such holder.

          4.2  Remedies on Default, etc.
               ------------------------

               (a) If an Event of Default occurs and is continuing after the expiration of any applicable grace period, the Holder may declare the Debenture immediately due and payable.

               (b) In case of a default in the payment of any principal or interest due on this Debenture, the Company shall pay to the Holder thereof the amount owing together with: (i) simple interest on the amount owing at the rate per annum equal to the lower of (x) twelve percent (12%) or (y) the maximum rate permitted under applicable law on the amounts past due; and (ii) such additional amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

               (c) No right, power or remedy conferred by this Debenture upon any Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     5.   Conversion.
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          5.1  Conversion Rights. The Holder may at any time, and from time to
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time, prior to the first to occur of the Maturity Date or the date fixed by the Company for redemption of this Debenture (the "Redemption Date"), convert this Debenture or any portion of the principal amount hereof which is $5,000 or an integral multiple of $5,000, into Shares, at a conversion price of $0.50 per Share (the "Conversion Price"), subject to adjustment in certain events described below.

          The number of Shares that the Holder shall receive upon any such conversion shall be determined by dividing the principal amount of this Debenture to be so converted by the Conversion Price in effect at the time of such conversion. In the event that this Debenture is called for redemption, the right to convert the Debenture shall terminate at the close of business on the Redemption Date and will be lost if not exercised prior to that time unless the Company defaults in making the payment due upon redemption. In the event of a partial conversion of this Debenture, the Company shall execute and deliver to the Holder a new Debenture in the aggregate principal amount equal to and in exchange for the unconverted portion of the principal amount of the Debenture so surrendered for conversion.

          5.2  Effect of Conversion; Issuance of Shares on Conversion.
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Conversion of this Debenture shall be deemed to have been made at the close of business on the date that the Debenture shall have been surrendered for conversion, accompanied by written notice of election to convert in the form of Exhibit "A" attached hereto (or such other form reasonably acceptable to the Company), and thereupon the Holder shall have no further rights hereunder, except with respect to the receipt of accrued interest due hereunder and the Shares issuable upon conversion of this Debenture. As soon as practicable after full or partial conversion of this Debenture, the Company shall pay to the Holder all interest accrued hereunder with respect to the portion of the Debenture so converted to the date of conversion. In addition, as soon as practicable after full or partial conversion of this Debenture, the Company shall, at its expense, cause to be issued in the name of, and delivered to, the Holder a certificate or certificates for the number of Shares to which the Holder shall be entitled on such conversion, together with any other securities and property to which the Holder is entitled on such conversion under the terms of this Debenture. No fractional shares will be issued on conversion of this Debenture. If on any conversion of this Debenture a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the then effective Conversion Price.

          5.3  Adjustments to Conversion Price.
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               (a) If the Company shall at any time while this Debenture is outstanding subdivide the outstanding shares of its Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and if the Company shall at any time while this Debenture is outstanding combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before that combination shall be proportionately increased. Except as otherwise provided below, any adjustment under this Section 5.3 shall become effective at the close of business on the date the subdivision or combination becomes effective. A dividend on any security of the Company payable in Common Stock, or a split of the Company's Common Stock, shall be considered a subdivision of Common Stock for purposes of this Section 5.3 at the close of business on the record date with respect to such dividend or stock split. A reverse split of the Company's Common Stock shall be considered a combination of Common Stock for purposes of this Section 5.3 at the close of business on the record date with respect to such reverse stock split.

               (b) In the event the Company, at any time or from time to time while this Debenture is outstanding, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution with respect to the Company's Common stock payable in securities of the Company other than shares of Common Stock, then and in each such event, provisions shall be made so that the Holder shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which he would have received had this Debenture been converted into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by him.

               (c) If while this Debenture is outstanding, the Shares issuable upon conversion of this Debenture shall be changed into the same or a different number of shares of any other class or classes of stock of the Company, whether by recapitalization, reclassification or other exchange (other than a subdivision or combination of shares, or a capital reorganization, merger or sale of assets, provided for elsewhere in Section 5.3 hereof), the Holder shall, upon the conversion of this Debenture, be entitled to receive, in lieu of the Shares which the Holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the Holder if he had exercised his right of conversion of this Debenture immediately before that change.

               (d) If while this Debenture is outstanding, there shall be a merger or consolidation of the Company with or into another corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon conversion of this Debenture, during the period specified in this Debenture, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger, consolidation or sale, to which a holder of the Shares deliverable upon conversion of this Debenture would have been entitled on such merger, consolidation or sale if this Debenture had been converted immediately before such merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5.3 with respect to the rights of the Holder after such merger, consolidation or sale to the end that the provisions of this Section 5.3 (including adjustments of the Conversion Price then in effect and number of shares purchasable upon conversion of this Debenture) shall continue to be applicable after that event and shall be as nearly equivalent to the provisions hereof as may be practicable.

               (e) In the event that, following the date of this Debenture, the Company shall issue shares of Common Stock (or other securities directly or indirectly convertible into Common Stock) without consideration or for consideration less than the Conversion Price then in effect, the Conversion Price shall concurrently be reduced to equal such consideration per share.

               (f) The Company shall promptly and in any case not later than ten (10) days after the date of any adjustment of the Conversion Price give written notice of such adjustment and the number of Shares or other securities issuable upon conversion of this Debenture, by first-class mail, postage prepaid, to the registered Holder at the Holder's address as shown on the Debenture Register. The certificate shall state such adjustment and show in reasonable detail the facts on which such adjustment is based.

               (g) The form of this Debenture need not be changed because of any adjustment in the Conversion Price or in the number of Shares issuable upon its conversion. A Debenture issued after any adjustment on any partial conversion or upon replacement may continue to express the same Conversion Price and the same number of Shares (appropriately reduced in the case of partial conversion) as are stated on this Debenture as initially issued, and that Conversion Price and that number of Shares shall be considered to have been so changed as of the close of business on the date of the adjustment.

     6.   Registration of Transfer and Exchange.
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          6.1  Debenture Register.  The Company shall cause to be kept at the
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principal office of the Company a register (the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration and the transfer of the Debenture subject to the provisions regarding transferability contained in this Debenture. Upon surrender for registration of transfer of any Debenture at the principal office of the Company, the Company shall execute and deliver, in the name of the designated transferee or transferees, one or more new Debentures in minimum denominations of $5,000 and integral multiples of $5,000.

          6.2  Transfer of Debentures.  At the time the Debenture is presented
               ----------------------
or surrendered for registration of transfer it shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of the Debentures.

          6.3  Replacement Debenture.
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               (a) If the Debenture is mutilated and is surrendered to the Company, the Company shall execute and deliver in exchange therefor a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Company: (i) evidence to its satisfaction of the destruction, loss or theft of the Debenture; and (ii) such security or indemnity as may be required by it to save the Company and any agent harmless. Then, in the absence of notice to the Company that the Debenture has been acquired by a bona fide purchaser, the Company shall execute and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding. In the event such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, retire such Debenture.

               (b) Upon the issuance of any new Debenture under this Section 6.3, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

               (c) Any new Debenture issued pursuant to this Section 6.3 in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone.

               (d) The provisions of this Section 6.3 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

     7.   Limitations on Disposition.  The Holder understands that this
          --------------------------
Debenture, the Shares issuable upon conversion of this Debenture and any other securities issued under this Debenture are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable restrictions such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act") only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 under the Act and the limitations imposed thereby and by the Act.

          The Holder further agrees not to make any disposition of all or any portion of this Debenture, the Shares or any other securities issued hereunder unless and until: (a) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or (b) the Holder shall have (i) notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition; and (ii) furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of the securities under the Act.

          The Holder understands that this Debenture, the Shares and any other securities issued hereunder may bear the following legend, together with any other legend required by law:

          "The securities represented hereby have not been registered under the Securities Act of 1933, or any state securities laws. These securities may not be sold or transferred in the absence of an effective registration statement or qualification under such securities laws or an opinion of counsel, satisfactory to the Company, that the sale or transfer is pursuant to an exemption from the registration or qualification requirements of any applicable securities laws."

     8.   Limitations on Dividends and Distributions. So long as this Debenture
          ------------------------------------------
is outstanding, the Company shall not declare, pay, make or set apart any sum for a dividend or other distribution (whether in cash or other property) with respect to any class of capital stock of the Company (other than dividends or distributions payable in its capital stock), or for the redemption, retirement, purchase or other acquisition for value of any share of any class of capital stock of the Company or any warrants or rights to purchase any class of capital stock of the Company.

     9.   Registration Rights.
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          9.1  Definitions.  For purposes of Section 9 hereof, terms not
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otherwise defined herein shall have the following meanings:

               (a) The terms "register," "registered" and "registration" refer to the preparation and filing of a registration statement in compliance with the Act and the rules promulgated thereunder, and the declaration of the effectiveness of such registration statement, or the taking of similar action under a successor statute or regulation.

               (b) The term "Registrable Securities" means the Shares issuable upon conversion of the Debenture, and any securities issued or issuable with respect to such Shares by way of a stock dividend or stock split or in connection with a combination or shares, recapitalization, merger, consolidation or other reorganization.

               (c) The term "Rights Holder" or "Rights Holders" means any registered holder or holders of Registrable Securities.

               (d) The term "Prospectus" means a prospectus that complies with applicable provisions of the Act.

          9.2  Piggyback Registration.
               ----------------------

               (a) If, at any time following the date of the issuance of this Debenture, the Company proposes to register any of its securities under the Act (other than in connection with a merger pursuant to a Form S-4 Registration Statement or an employee stock compensation plan pursuant to a Form S-8 Registration Statement), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Rights Holder of its intention to do so. If the Rights Holder notifies the Company within twenty (20) days after receipt of any such notice of its desire to include any Registrable Securities in such proposed registration statement, the Company shall afford such Rights Holder the opportunity to have any of the Registrable Securities registered under such registration statement and included in any underwriting involved with respect thereto.

               (b) Notwithstanding the provisions of Section 9 hereof: (i) the Company shall have the right at any time after it shall have given written notice pursuant to said Section 9 (irrespective of whether a written request for inclusion of any Registrable Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof; and (ii) in the event a registration under Section 9 hereof relates to an underwritten public offering which does not include any securities being offered and sold on behalf of selling shareholders, the inclusion of any Registrable Securities may, at the election of the Company, be conditioned upon the Rights Holder agreement that the public offering of such Registrable Securities shall not commence until ninety (90) days after the effective date of such registration.

               (c) The rights of the Rights Holder pursuant to Section 9 hereof shall be conditioned upon such Rights Holder's participation in the underwriting with respect thereto and the inclusion of such Rights Holder's Registrable Securities in such underwriting (unless otherwise mutually agreed by the Company, the managing underwriter or, if none, a majority of the underwriters, and such Rights Holder) to the extent provided herein.

               (d) Notwithstanding any other provision of this Debenture, if the managing underwriter or, if none, a majority of the underwriters, determines that marketing factors require a limitation of the number of shares to be underwritten or a complete exclusion of such shares, such underwriter or underwriters may limit the number of Registrable Securities that may be included in the registration and underwriting or exclude all of the Registrable Securities, as appropriate. In the case of an underwritten registration in which the number of Registrable Securities that may be included is limited, the Company shall advise the Rights Holder of the limited number of Registrable Securities that may be included in the registration, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Rights Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Rights Holders at the time of filing the registration statement.

               (e) The Company shall (together with all Rights Holders proposing to distribute their securities through an underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting.

          9.3  Expenses.  All expenses incurred in connection with any
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registration pursuant to this Debenture, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided however the Company shall not be required to pay:

               (a) fees of legal counsel of any Rights Holder, or underwriters' fees, discounts, commissions or expenses relating to Registrable Securities; and

               (b) for expenses that the Company is prohibited from paying under Blue Sky laws or by Blue Sky administrators.

          9.4  Company Responsibilities.  In the case of a registration effected
               ------------------------
by the Company pursuant to this Debenture, the Company shall use its best efforts to keep the Rights Holder advised in writing as to the initiation, effectiveness and completion of such registration. At its expense the Company shall:

               (a) prepare and file a registration statement (and such amendments and supplements thereto) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of one hundred eighty (180) days or until the Rights Holder or Rights Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

               (b) furnish such number of copies of a Prospectus in conformity with the requirements of applicable law, and such other documents incident thereto as a Rights Holder from time to time may reasonably request; and

               (c) use every reasonable effort to register or qualify the Registrable Securities covered by such registration statement under the state Blue Sky laws of such jurisdictions as the Company's Board of Directors may reasonably determine, and do any and all other acts and things which may be necessary under said Blue Sky laws to enable the sellers of the Registrable Securities to consummate the public sale or other disposition of the Registrable Securities owned by them in such jurisdictions, except that the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein the Registrable Securities are so qualified.

          9.5  Indemnification.
               ---------------

               (a) The Company shall indemnify the Rights Holder, each of the Rights Holder's officers and directors, and each person controlling such Rights Holder, with respect to such registration effected pursuant to Section 9.2 hereof, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or related Prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under any securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and shall reimburse the Rights Holder, each of the Rights Holder's officers and directors, and each person controlling such Rights Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Rights Holder or underwriter specifically for use therein.

               (b) The Rights Holder shall, if Registrable Securities held by or issuable to the Rights Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Act, and each other Rights Holder, each of such Rights Holder's officers and directors and each person controlling such Rights Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or related Prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company, such Rights Holders, such directors, officers, persons, or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or related Prospectus in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Rights Holder specifically for use therein.

                (c)  Each party entitled to indemnification under this Section
9.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may he sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 9.5. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          9.6   Rights Holder's obligations.  The Rights Holder shall furnish to
                ---------------------------
the Company such written information regarding such Rights Holder and the distribution proposed by such Rights Holder as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Debenture.

          9.7   Assignment.  The rights granted to the Rights Holder pursuant to
                ----------
this Debenture may be assigned to a transferee or assignee of the Debenture or any of the Registrable Securities, provided that the transferee or assignee is an affiliated entity of the Rights Holder and the Company is given written notice at the time of or within 10 days after said transfer, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being assigned.

     10.  Miscellaneous.
          -------------

          10.1 Amendment. The provisions of this Debenture may be amended or modified only with the written consent of the Company and the Holder.

          10.2  Entire Agreement.  This Debenture constitutes the entire
                ----------------
agreement among the parties with regard to the subject matter hereof, and supersedes and replaces any and all prior to contemporaneous agreements, written or oral. The terms and conditions of this Debenture shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties. Nothing in this Debenture is intended to confer on any third party any rights, liabilities or obligations, except as specifically provided.

          10.3  Headings.  The titles and subtitles used in this Debenture are
                --------
for convenience only and are not to be used in construing or interpreting this Debenture.

          10.4  SEC Filings.  During the term of this Debenture the Company
                -----------
shall promptly forward to the Holder annual and periodic reports and proxy statements required to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

          10.5  Governing Law.  This Debenture shall be governed by the internal
                -------------
laws of the State of California as applicable to transactions performed in California between California residents.

          10.6  Attorneys' Fees.  The prevailing party in any action or
                ---------------
proceeding between the parties arising out of or related to this Debenture shall be entitled to recover all reasonable expenses, including without limitation attorneys, fees and costs, incurred in connection with any such action or proceeding.

          IN WITNESS WHEREOF, the undersigned have executed this Debenture on the date first above written.


                         ANCHOR PACIFIC UNDERWRITERS, INC.



                         By:_______________________________________
                                 James R. Dunathan
                                 President, Chief Executive Officer
                            Exhibit "A"

                           Form of Conversion Notice


To Anchor Pacific Underwriters, Inc.:

The undersigned Holder hereby irrevocably exercises the option to convert this Debenture, or portion hereof (which is in the amount of not less than $5,000 and in increments of not less than $5,000 thereafter) below designated, into shares of the Company's Common Stock, $.02 par value per share, in accordance with the terms of the Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If shares or Debentures are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Debenture.

Dated: _______________           ________________________________
                                        Signature

                                        ____________________________
                                        Taxpayer Identification Number

Principal Amount to be Converted: $_______________

If shares or Debentures are to be registered in the name of a person other than the Holder, please print such person's name and address below:


Name:    ___________________________

Address: ___________________________

         ___________________________



                                    WARRANT
                     TO PURCHASE SHARES OF COMMON STOCK OF
                       ANCHOR PACIFIC UNDERWRITERS, INC.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER.

                                                  _______ Shares of Common Stock

     11.  General Terms.
          --------------

          11.1  Right to Acquire Securities.
                ---------------------------

                (a) This Warrant certifies that for value received WARD NORTH AMERICA, INC., a California corporation, (the "Holder"), or registered assigns, are entitled at any time before 5:00 p.m., San Francisco, California time, on the Expiration Date (as such term is defined herein) to purchase from ANCHOR PACIFIC UNDERWRITERS, INC., a Delaware corporation (the "Company"), ________ shares (the "Warrant Shares") of the fully paid and non-assessable Common Stock of the Company ("Common Stock") as constituted on the date hereof (the "Issuance Date"), at a price of $0.50 per share (the "Exercise Price"), such number of shares and price per share subject to adjustment as provided herein and all subject to the conditions set forth herein. This Warrant may be exercised at any time on or before five years from the date hereof (the "Expiration Date").

                Upon any partial exercise hereof, there shall be issued to the Holder a new Warrant or Warrants with respect to the shares of Common Stock not so exercised. No fractions of a share of Common Stock will be issued upon the exercise of this Warrant, but if a fractional share would be issuable upon exercise the Company will pay in cash the fair market value thereof as determined by the Board of Directors of the Company in good faith.

                (b) The Warrant may be subdivided, at the Warrantholder's option, into several warrants to purchase the Warrant Shares (collectively, also referred to as the "Warrant"). Such subdivision may be accomplished in accordance with the provisions of Section 1.5 hereof.

          11.2  Exercise of Warrant.
                -------------------

                (a) The Holder or any person or entity to whom the Holder has assigned its right under this Warrant (collectively referred to as the "Warrantholder") may exercise the Warrant, in whole or in part, at any time or from time to time, prior to its expiration, on any business day, by delivering a written notice in the form attached hereto (the "Exercise Notice") to the Company at the offices of the Company designated in Section 5.4 hereof, exercising the Warrant and specifying (i) the total number of shares of Common Stock the Warrantholder will purchase pursuant to such exercise and (ii) a place and date not less than one nor more than 20 business days from the date of the Exercise Notice for the closing of such purchase.

                (b) At any closing under Section 1.2(a) hereof, (i) the Warrantholder will surrender the Warrant and make payment to the Company of the aggregate Exercise Price for the shares of Common Stock so purchased by bank, cashier's or certified check and (ii) the Company will deliver to the Warrantholder a certificate or certificates for the number of shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, as provided in Section 1.1(a) above. Upon any partial exercise, a new warrant or warrants of the same tenor and expiration date for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered holder thereof.

          11.3  Net Issue Exercise.  Notwithstanding any provisions herein to
                ------------------
the contrary, if the fair market value of one share of the Company's Common Stock (as defined below) is greater than the Exercise Price (as adjusted to the last trading day prior to the exercise date), in lieu of exercising this Warrant for cash, the Warrantholder may elect to receive full shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with a written notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                X = Y (A-B)
                    -------
                       A

          Where:       X = the number of shares of Common Stock to be issued to
                           the Holder

                       Y = the number of shares of Common Stock purchasable
                           under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled

                       A = the fair market value of one share of the Company's
                           Common Stock (as defined below)

                       B = Warrant Price (as adjusted to the last trading day
                           prior to the exercise date)

For purposes of the above calculation, fair market value of one share of Common Stock shall be the last trade price of the Common Stock on the last trading day prior to the exercise date as reported in the Wall Street Journal, or, if the Wall Street Journal ceases publication, then a publication mutually acceptable to the parties hereto.

          11.4  Record Holder.  A Warrant shall be deemed to have been exercised
                -------------
immediately prior to the close of business on the date of its surrender for exercise as provided in Section 1.2(b) above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.

          11.5  Payment of Taxes.  The Company shall pay all taxes and other
                ----------------
governmental charges that may be imposed in respect of the issue or delivery of the Warrant Shares or any portion thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for the Warrant Shares or any portion thereof in any name other than that of the registered holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

          11.6  Transfer and Exchange.
                ---------------------

                (a)  Subject to the terms hereof, including, without limitation,
Section 2.1, the Warrant and all rights thereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its office designated in Section 5.4 hereof by the registered holder hereof in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new warrant or warrants with respect to the Warrant Shares not so transferred. Each taker and holder of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable, and that when the Warrant shall have been so endorsed, the holder may be treated by the Company and all other persons dealing with the Warrant as the absolute owner of such Warrant for any purpose and as the person entitled to exercise the rights represented thereby, or to the transfer on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder of the Warrant as the owner for all purposes. The term "Warrant" as used herein shall include the Warrant and, any warrants delivered in substitution or exchange therefor as provided herein.

                (b) The Warrant is exchangeable for a warrant or warrants for the same aggregate number of Warrant Shares, each new Warrant to represent the right to purchase such number of shares as the holder shall designate at the time of such exchange.

     12.  Transfer of Securities.
          -----------------------

          12.1  Restrictions of Transfer.  Neither the Warrant nor the Warrant
                ------------------------
Shares shall be transferable except upon the conditions specified in this
Section 2.1, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933 (the "1933 Act") in respect to the transfer of the Warrant and the Warrant Shares.

                (a) Unless and until otherwise permitted by this Section 2.1, the Warrant and each certificate or other document evidencing any of the Warrant Shares shall be endorsed with a legend substantially in the following form:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) IN COMPLIANCE WITH RULE 144 UNDER SUCH ACT, OR (C) THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT NO REGISTRATION IS REQUIRED FOR SUCH TRANSFER"

                (b) Neither the Warrant nor the Warrant Shares shall be transferred, and the Company shall not be required to register any such transfer, unless and until one of the following events shall have occurred:

                     (i) the Company shall have received an opinion of counsel, in form and substance reasonably acceptable to the Company and its counsel, stating that the contemplated transfer is exempt from registration under the 1933 Act as then in effect, and the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder. Within five business days after delivery to the Company and its counsel of such an opinion, the Company either shall deliver to the proposed transferor a statement to the effect that such opinion is not satisfactory in the reasonable opinion of its counsel (and shall specify in detail the legal analysis supporting any such conclusion) or shall authorize the Company's transfer agent to make the requested transfer;

                     (ii) the Company shall have been furnished with a letter from the

Commission in response to a written request in form and substance acceptable to counsel for the Company setting forth all of the facts and circumstances surrounding the contemplated transfer, stating that the Commission will take no action with regard to the contemplated transfer;

                     (iii) the Warrant or the Warrant Shares are transferred pursuant to a registration statement which has been filed with the Commission and has become effective; or

                     (iv) the Warrant or the Warrant Shares are transferred in accordance with the provisions of Rule 144 promulgated by the Commission under the 1933 Act.

                (c) The restrictions on transfer imposed by this Section 2.1 shall cease and terminate as to the Warrant and the Warrant Shares when (i) such securities shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, (ii) an acceptable opinion as described in Section 2.l(b)(i) or a "no action" letter described in
Section 2.l(b)(ii) states that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the 1933 Act, or (iii) such securities may be sold in accordance with the provisions of Rule 144 promulgated under the 1933 Act. When the restrictions on transfer contained in this Section 2.1 have terminated as provided above, the holder of the securities as to which such restrictions shall have terminated or the transferee of such holder shall be entitled to receive promptly from the Company, without expense to him, new certificates not bearing the legend set forth in Section 2.1(a) hereof.

          12.2  Cooperation.  The Company shall cooperate in supplying such
                -----------
information as may be reasonably requested by the Warrantholder to complete and file any information reporting forms presently or subsequently required by the Commission as a condition to the availability of an exemption, presently existing or subsequently adopted, from the 1933 Act for the sale of the Warrant or the Warrant Shares.

     13.  Registration Rights
          -------------------

          13.1  Rights of Warrantholders.  Holders of the Common Stock issued or
                ------------------------
issuable upon exercise of this Warrant (collectively, the "Registrable Securities") shall have "piggyback" registration rights as set forth below:

                (a) If, at any time following the date of this Warrant, the Company proposes to register any of its securities under the Act (other than in connection with a merger, acquisition, reorganization or similar transaction pursuant to a Form S-4 Registration Statement or an employee stock compensation plan pursuant to a Form S-8 Registration Statement), it will give written notice by registered mail, at least (30) days prior to the filing of each such registration statement, to the Holder of its intention to do so. If the Holder notifies the Company within 20 days after receipt of any such notice of its desire to include any Registrable Securities in such proposed registration statement, the Company shall afford such Holder the opportunity to have any of the Registrable Securities registered under such registration statement and included in any underwriting involved with respect thereto.

                (b) Notwithstanding the provisions of Section 3 hereof: (i) the Company shall have the right at any time after it shall have given written notice pursuant to this Section 3 (irrespective of whether a written request for inclusion of any Registrable Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof; and (ii) in the event a registration under Section 3 hereof relates to an underwritten public offering which does not include any securities being offered and sold on behalf of selling shareholders, the inclusion of any Registrable Securities may, at the election of the Company, be conditioned upon the Holder agreeing that the public offering of such Registrable Securities shall not commence until 90 days after the effective date of such registration.

                (c) The rights of the Holder pursuant to Section 3 hereof shall be conditioned upon such Holder's participation in the underwriting with respect thereto and the inclusion of such Holder's Registrable Securities in such underwriting (unless otherwise mutually agreed by the Company, the managing underwriter or, if none, a majority of the underwriters, and such Holder) to the extent provided herein.

                (d) Notwithstanding any other provision of this Warrant, if the managing underwriter or, if none, a majority of the underwriters, determines that marketing factors require a limitation of the number of shares to be underwritten or a complete exclusion of such shares, such underwriter or underwriters may limit the number of Registrable Securities that may be included in the registration and underwriting or exclude all of the Registrable Securities, as appropriate. In the case of an underwritten registration in which the number of Registrable Securities that may be included is limited, the Company shall advise the Holder of the limited number of Registrable Securities that may be included in the registration, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Holders at the time of filing the registration statement.

                (e) The Company shall (together with all Holders proposing to distribute their securities through an underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting.

          13.2  Expenses.
                ---------

                All expenses incurred in connection with any registration pursuant to this Warrant or Warrant Shares, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided however the Company shall not be required to pay:

                (a) fees of legal counsel of any Holder, or underwriters' fees, discounts, commissions or expenses relating to Registrable Securities; and

                (b) for expenses that the Company is prohibited from paying under Blue Sky laws or by Blue Sky administrators.

          13.3  Company.
                -------

                In the case of a piggyback registration of Warrant Shares, the Company shall use its best efforts to keep the Holder advised in writing as to the initiation, effectiveness and completion of such registration. At its expense the Company shall:

                (a) prepare and file a registration statement (and such amendments and supplements thereto) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                (b) furnish such number of copies of a Prospectus in conformity with the requirements of applicable law, and such other documents incident thereto as a Holder from time to time may reasonably request; and

                (c) use every reasonable effort to register or qualify the Registrable Securities covered by such registration statement under the state Blue Sky laws of such jurisdictions as the Company's Board of Directors may reasonably determine, and do any and all other acts and things which may be necessary under said Blue Sky laws to enable the sellers of the Registrable Securities to consummate the public sale or other disposition of the Registrable Securities owned by them in such jurisdictions, except that the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein the Registrable Securities are so qualified.

          13.4  Indemnification.
                ---------------

                (a) The Company shall indemnify the Holder, with respect to such registration effected pursuant to Section 3 hereof, against all claims, losses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or related Prospectus, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under any securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and shall reimburse the Holder and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder specifically for use therein.

                (b) The Holder shall, if Registrable Securities held by or issuable to the Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the

Company within the meaning of the Act, and each other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or related Prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and such Holders for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or related Prospectus in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Holder specifically for use therein.

                (c)  Each party entitled to indemnification under this Section
3.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.4. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          13.5  Holder's Obligations.  The Holder shall furnish to the Company
                --------------------
such written information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Warrant.

          13.6  Assignment.  The rights granted to the Holder pursuant to this
                ----------
Warrant may be assigned to a transferee or assignee of the Warrant or any of the Registrable Securities, provided that the transferee or assignee is an affiliated entity of the Holder and the Company is given written notice at the time of or within 10 days after said transfer, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being assigned.

     14.  Adjustments to Exercise Price and Warrant Shares. The Exercise Price
          ------------------------------------------------
in effect from time to time and the number of Warrant Shares shall be subject to adjustment in certain cases as set forth in this Section 4.

          14.1  Subdivision or Combination.  In the event the outstanding Common
                --------------------------
Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price for the Warrant

Shares shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced and the number of Warrant Shares proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price shall, simultaneously with the effectiveness of such combination, be proportionately increased and the number of Warrant Shares proportionately reduced.

          14.2  Adjustment for Reorganization, Consolidation, Merger.
                ----------------------------------------------------

                (a) In case of any reorganization of the Company (or any other corporation the stock or other securities of which are receivable on the exercise of the Warrant) after the date on which this Warrant is first issued (the "Issuance Date"), or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Warrantholder, upon exercise of the Warrant as provided in
Section 1.2 hereof at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Warrant prior to such consummation, the stock or other securities or property to which the Warrantholder would have been entitled upon such consummation if the Warrantholder had exercised or converted the Warrant immediately prior thereto; in each such case, the terms of this Warrant, including the exercise provisions of Section 1.2, shall be applicable to the shares of stock or other securities or property receivable upon the exercise or conversion of the Warrant after such consummation.

                (b) The Company shall not effect any consolidation, merger or conveyance of all or substantially all of its assets unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument, in form and substance satisfactory to the Warrantholder, executed and delivered in accordance with Section 5.4 hereof, the obligation to deliver to the Warrantholder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder is entitled to purchase.

                (c) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to consummation of such consolidation, merger or sale the Warrantholder shall have been given a reasonable opportunity to then elect to receive either the stock, securities or assets then issuable upon the exercise or conversion of the Warrant or, if different, the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer, computed as though the Warrantholder hereof had been, at the time of such offer, a holder of the stock, securities or assets then purchasable upon the exercise or conversion of the Warrant. As used in this paragraph (c), the term "Person" shall mean and include an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of any Person shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          14.3  Adjustment for Certain Issuances. In the event that, following
                --------------------------------
the date of this Warrant, the Company shall issue shares of Common Stock (or securities convertible into, directly or indirectly, Common Stock) without consideration or for consideration per share less than the Exercise Price then in effect, then (a) the Exercise Price shall concurrently be reduced to such lower price per share, and (b) this Warrant shall concurrently become exercisable for a number of shares obtained by dividing $45,000 by such adjusted Exercise Price.

          14.4  Miscellaneous Exercise Matters. The Company shall at all reserve
                ------------------------------
and keep available out of its authorized but unissued Common Stock the full number of Warrant Shares deliverable upon exercise of the Warrant Shares, as such number may change from time to time. Also, the Company shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue the Warrant Shares upon the exercise of the Warrant.

          14.5  No Dilution or Impairment. The Company will not, by amendment of
                -------------------------
its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise or conversion of the Warrant.

          14.6  Notice of Adjustment. When any adjustment is required to be made
                --------------------
in either the Exercise Price or the number of shares issuable upon exercise of the Warrant, the Company shall promptly notify the Warrantholder of such event, of the calculation by which such adjustment is to be made and of the resulting Exercise Price or conversion rate, as the case may be.

          14.7  Duty to Make Fair Adjustments in Certain Cases. If any event
                ----------------------------------------------
occurs as to which in the opinion of the Board of Directors the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase and exercise rights of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     15.  Miscellaneous.
          -------------

          15.1  Entire Agreement.  This Warrant constitutes the full and entire
                ----------------
understanding and agreements between the parties hereto with respect to the subjects hereof and thereof.

          15.2  Successors and Assigns. The terms and conditions of this Warrant
                ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, except as expressly provided otherwise herein.

          15.3  Governing Law. This Warrant shall be governed by and construed
                -------------
under the laws of the State of California.

          15.4  Notices, Etc. All notices and other communications required or
               -------------
permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon the seventh day following mailing by registered air mail, postage prepaid, addressed (a) if to the Warrantholder, at 610 West Ash Street, Suite 1500, San Diego, California 92101 or at such other address as it shall have furnished to the Company in writing, (b) if to the Company, a copy should be sent to 1800 Sutter Street, Suite 400, Concord, California 94520 and addressed to the attention of the corporate secretary, or at such other address as the Company shall have furnished in writing to the Warrantholder, or (c) if to any other holder of any Warrant or of Warrant Shares issued upon conversion of the Warrant, at such address as such holder shall have furnished to the Company in writing, or, until such holder so furnishes an address to the Company, then to and at the address of the last holder of such Warrant or Warrant Shares who so furnished an address to the Company.

     15.5  Delays or Omissions. No delay or omission to exercise any right,
           -------------------
power or remedy accruing to any holder of any securities issued or sold or to be issued or sold hereunder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     15.6  Survival. The representations, warranties, covenants and agreements
           --------
made herein and or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, except as expressly provided otherwise herein.

     15.7  Waivers and Amendments.  With the written consent of the record or
           ----------------------
beneficial holders of more than 50% of the Warrant Shares (treated as if converted), the obligations of the Company and the rights of the holders of the Warrant and the Warrant Shares may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of the Warrant Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all of the Warrant Shares (treated as if converted). Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company promptly shall give written notice thereof to the record holders of the Warrant and the Warrant Shares. This Warrant or any provision hereof may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 5.7.

     15.8  Severability. If one or more provisions of this Warrant are held to
           ------------
be invalid, illegal or unenforceable under applicable law, such provision shall be modified in such manner as to be valid, legal and enforceable, but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement as if such provision were not included, in either case, and the balance of this Warrant shall not in any way be affected or impaired thereby and shall be enforceable in accordance with its terms.

     15.9  Registered Holder. The Company may deem and treat the registered
           -----------------
Holder(s) hereof as the absolute owner(s) of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise or conversion hereof, of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Other than as set forth herein, this Warrant does not entitle any Holder hereof to any rights of a stockholder of the Company.

     15.10 Titles and Subtitles.  The titles of the sections and subsections of
           --------------------
this Warrant are for convenience and are not to be considered in construing this Warrant.

          IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer and issued as of the date set forth below.


Dated: __________________

                                   ANCHOR PACIFIC UNDERWRITERS, INC.



                                   By:__________________________________________
                                        James R. Dunathan
                                   Its: President/CEO

                                EXERCISE NOTICE

                (To be executed only upon exercise of Warrant)


          The undersigned registered owner of a Warrant of ANCHOR PACIFIC UNDERWRITERS, INC. (the "Company"), originally issued to _________________ irrevocably exercises such Warrant for the purchase of shares of Common Stock of the Company, purchasable with the Warrant, and hereby sets the place and date for the closing of such purchase as follows, all on the terms and conditions specified in the Warrant.

Place of Closing:__________________

Date of Closing:___________________



          The undersigned requests that a certificate for such shares be registered in the name of ________________, whose address is____________________
______________________. If said number of shares is less than all of the shares of Common Stock purchasable under the Warrant, the undersigned requests that a new Warrant representing the remaining balance of such shares be registered in the name of ____________________, whose address is_____________________________.

Dated:___________

                              __________________________________
                              Signature of Registered Owner

                              __________________________________
                              Street Address

                              __________________________________
                              City         State           Zip

                              FORM OF ASSIGNMENT


          FOR VALUED RECEIVED, the undersigned registered owner of this Warrant issued by ANCHOR PACIFIC UNDERWRITERS, INC. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of Shares of Common Stock set forth below:

Name of Assignee                   Address                  No. of Shares
----------------                   -------                  -------------



and does hereby irrevocably constitute and appoint ___________________ attorney to make such transfer on the books of _______________________________maintained for such purpose, with full power of substitution in the premises.

Dated:________________



                              __________________________________
                              Signature of Registered Owner


                              __________________________________
                              Witness

                                      A-1